UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

Hut 8 Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41864	92-2056803
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Brickell Avenue, Suite 1500, Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 224 6427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HUT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2024, Hut 8 Corp. (the “Company”), U.S. Data Mining Group, Inc. (d/b/a U.S. Bitcoin Corp.), a wholly-owned subsidiary of the Company (“USDG”), US Data Guardian LLC, a wholly owned subsidiary of the Company (the “Borrower”), and U.S. Data Technologies Group Ltd. (together with the Company, USDG and the Borrower, the “Company Parties”), entered into a Debt Repayment Agreement (the “Debt Repayment Agreement”) with Anchorage Lending CA, LLC (the “Lender”). Pursuant to the Debt Repayment Agreement, on September 27, 2024 the Company issued 2,313,435 shares of common stock of the Company, par value $0.01 per share (“Common Stock”), at a price of $16.395 per share of Common Stock, in exchange for the satisfaction of $37,928,768.53 total outstanding principal and accrued interest on certain loans made by the Lender to the Borrower pursuant to a Loan Agreement, dated as of February 3, 2023, as amended (the “Loan Agreement”), and all other obligations of the Company Parties under the Loan Agreement. The Debt Repayment Agreement contains customary representations and warranties of the Company Parties and the Lender.

The Common Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold absent registration or an applicable exemption from registration requirements. The issuance of the Common Stock is exempt from registration under the Securities Act in reliance on an exemption provided by Rule 506 of Regulation D and Section 4(a)(2) of the Securities Act. Under the Debt Repayment Agreement, the Company agreed to file a registration statement with respect to the resale of the Common Stock issued under the Debt Repayment Agreement and provided the Lender other customary rights with respect to such registration.

A copy of the Debt Repayment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Debt Repayment Agreement is qualified in its entirety by reference to such exhibit.

Item 3.02  Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

Item 7.01  Regulation FD Disclosure.

On October 1, 2024, the Company issued a press release regarding the transactions pursuant to the Debt Repayment Agreement (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01 and in the Press Release attached hereto as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such document.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1

Debt Repayment Agreement dated as of September 27, 2024 between and among Hut 8 Corp., U.S. Data Mining Group, Inc. (d/b/a U.S. Bitcoin Corp.), US Data Guardian LLC, U.S. Data Technologies Group Ltd. and Anchorage Lending CA, LLC.

99.1	Press Release dated October 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUT 8 CORP.
(Registrant)

Date: October 1, 2024
	By:	/s/ Victor Semah
		Name:	Victor Semah
		Title:	Chief Legal Officer & Corporate Secretary

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